Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenues
Products	$ 101,953	$ 100,818	$ 79,751
Services	12,135	7,876	6,654
Total revenues	114,088	108,694	86,405
Cost of revenues
Products	46,480	46,483	35,632
Services	13,497	12,801	10,188
Total cost of revenues	59,977	59,284	45,820
Gross profit	54,111	49,410	40,585
Operating expenses:
Research and development	20,834	17,383	11,950
Selling and marketing	21,279	18,338	13,367
General and administrative	13,578	12,259	9,500
Restructuring	503
Total operating expenses	56,194	47,980	34,817
Operating income (loss)	(2,083)	1,430	5,768
Finance income (expenses), net	452	46	(334)
Income (loss) before taxes on income	(1,631)	1,476	5,434
Taxes on income	384	648	709
Net income (loss)	$ (2,015)	$ 828	$ 4,725
Basic net earnings (loss) per share	$ (0.06)	$ 0.03	$ 0.19
Diluted net earnings (loss) per share	$ (0.06)	$ 0.03	$ 0.18